Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 of WH Intermediate Holdings Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company certifies that:

•                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2004	/s/ MICHAEL O. JOHNSON
Michael O. Johnson
Chief Executive Officer

Date: November 15, 2004	/s/ RICHARD GOUDIS
Richard Goudis
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to WH Intermediate Holdings Ltd. and will be retained by WH Intermediate Holdings Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.